UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 15, 2006
Date of report (Date of earliest event reported)

ADVANCED BIOENERGY, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-125335	20-2281511
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

137 North Eighth Street Geneva, Nebraska		68361
(Address of principal executive offices)		(Zip Code)

Telephone Number: (402) 759-3773
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On June 15, 2006, pursuant to an Agreement and Plan of Merger dated May 11, 2006, we acquired Indiana Renewable Fuels, LLC, an Indiana limited liability company, through the merger of our wholly owned subsidiary with and into Indiana Renewable Fuels, LLC. As a result of the merger, the outstanding membership units of Indiana Renewable Fuels were converted into an aggregate of 492,200 membership units in our company and $25,000 in cash. Our membership units were issued in reliance on an exemption from the registration provisions of the Securities Act of 1933 set forth in Rule 506 of Regulation D promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2006		ADVANCED BIOENERGY, LLC

	By	/s/ Revis L. Stephenson III
Revis L. Stephenson III
Chief Executive Officer